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                                  RYDEX SERIES TRUST
                              THE RYDEX HIGH YIELD FUND

                       Supplement dated July 31, 1998, to the
                           Prospectus dated August 1, 1997.


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH PROSPECTUS.


PADCO Advisors, Inc. (the "Advisor") has terminated its Sub-Advisory Agreement with Loomis, Sayles & Company, LP ("Loomis") relating to The Rydex High Yield Fund (the "Fund"). At a meeting held on July 16, 1998, the Advisor explained to the Board of Trustees of the Rydex Series Trust that such termination was in the best interest of shareholders. Notice of the termination will be sent to Loomis on August 3, 1998 and termination is expected to be effective August 4, 1998. Effective immediately, the Fund will no longer accept purchase orders for new shares, and Fund shares are no longer available through the Trust's exchange privilege. Fund shareholders may continue to exchange their shares for shares of other Rydex Funds in accordance with the terms of the Trust's exchange privilege.

The Advisor immediately intends to invest the assets of the Fund in cash, cash instruments and other cash equivalents. The Advisor currently believes that investing in such cash instruments is in the best interest of shareholders because the Fund cannot be operated efficiently as a diversified fund at its current low asset level.





                 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.